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          Incorporated Under the Laws of the Commonwealth of Virginia


  No. 0037
     ------                                                    Shares_________
                                    [LOGO]

                   BOE Financial Services of Virginia, Inc.

                            Tappahannock, Virginia

   SEE REVERSE FOR CERTAIN DEFINITIONS                       CUSIP 05564W 10 6

                    COMMON STOCK $5.00 PAR VALUE PER SHARE

THIS CERTIFIES THAT
is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                    BOE FINANCIAL SERVICES OF VIRGINIA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney under surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and any Amendments thereto, to all of which the holder by acceptance hereof assents. WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

________________________                             ___________________________
                                      [SEAL]
Date:___________________
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                   BOE Financial Services of Virginia, Inc.

     The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the designations, relative rights, preferences and limitations of each class of stock or series thereof which Corporation is authorized to issue and the variations in rights, preferences and limitations for each series (and the authority of the Board of Directors to determine variations for future series). Such request may be made to the office of the Secretary of the Corporation. Requests may be directed to Bank of Essex, 3323 Prince Street, Tappahannock, Virginia 22560.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
  Ten Com  - as tenants in commom                                    UNIF GIFT MINACT-...........Custodian......................
   Ten Ent - as tenants by the amenities                                                (Cust)                  (Minor)
    JT Ten - as joint tenants with right of survivorship             under Uniform Gifts to Minors Act..........................
            and not as tenants in commom                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

For value received_____________________hereby sell, assign and transfer unto

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   Please insert social security or other
       identifying number or assignee
 -----------------------------------------

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________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
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
Dated,_____________________________
                                                               Notice: The signature to this assignment must
                                                               correspond with the name as written upon the face
                                                               of the Certificate, in every particular, without alter-
                                                               ation or enlargement, or any other change whatever.
__________________________________
Signature(s) Guaranteed:
The signature(s) should be guaranteed by an eligible
guarantor institution (banks, stockbrokers, savings and
loan associations and credit unions with membership in
an approved signature guarantee medallion program),
pursuant to S.E.C Rule 17Ad-15.
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